                                                                   EXHIBIT 99.19

                      ASSIGNMENT AND RECOGNITION AGREEMENT

                  THIS ASSIGNMENT AND RECOGNITION AGREEMENT, dated September 15, 2006 ("Agreement"), among Barclays Bank PLC ("Assignor"), Maia Mortgage Finance Statutory Trust ("Assignee") and MortgageIT, Inc. (the "Company"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance

                  1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans"), (b) except as described below, that certain Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated as of September 1, 2006, between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller, solely insofar as the Purchase Agreement relates to the Mortgage Loans and (c) that certain document deficiency side letter (the "Side Letter"), dated as of September 15, 2006, between the Purchaser and the Company. When used herein the Purchase Agreement and the Side Letter may be collectively referred to as the "Operative Agreements".

                  The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

Recognition of the Company

                  2. From and after the date hereof (the "Closing Date"), the Company shall recognize the Assignee as owner of the Mortgage Loans. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Assignee will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Assignee for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans, (iii) the Assignee shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser under the Operative Agreements insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Assignee. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Operative Agreements which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Operative Agreements with respect to the Mortgage Loans without the prior written consent of the Assignee. As of the date hereof, the Assignor shall be released from its obligations under the Operative Agreements to the extent such obligations relate to Mortgage Loans sold by the Assignor.

Representations and Warranties of the Assignor

                  3. The Assignor warrants and represents to the Assignee as of the date hereof that:

         (a) Attached hereto as Exhibit B is a true and accurate copy of the Purchase Agreement, and the Purchase Agreement is in full force and effect as of the date hereof and its provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder. Attached hereto as Exhibit C is a true and accurate copy of the Side Letter, and the Side Letter is in full force and effect as of the date hereof and its provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

         (b) Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Operative Agreements as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Mortgage Loans to Assignee as contemplated herein, Assignee shall have title to each and every Mortgage Loan, as well as any and all of Assignor's interests, rights and obligations under the Operative Agreements as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

         (c) Assignor has not received notice, of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Operative Agreements or its continuing obligations in respect of the Mortgage Loans;

         (d) Assignor has not received notice of any waivers under, or any modification of, any Mortgage Loan; and

         (e) Assignor has all requisite power and authority to enter into this Agreement and carry out the transactions contemplated hereby, such actions do not conflict with any of Assignor's other obligations and such actions have been duly authorized by Assignor.

         Representations and Warranties of the Company

                  4. The Company warrants and represents to the Assignor and the Assignee as of the date hereof that:

         (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

         (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Operative Agreements. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

         (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and

         (d) Except as publicly disclosed in the filings with the Commission made by MortgageIT Holdings, Inc., the Company's parent corporation, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Operative Agreements, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Operative Agreements, and the Company is solvent.

                  5. Pursuant to Section 13 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor and the Assignee, that the representations and warranties set forth in the Purchase Agreement are true and correct as of the Closing Date.

Remedies for Breach of Representations and Warranties

                  6. The Company hereby acknowledges and agrees that the remedies available to the Assignor and the Assignee in connection with any breach of the representations and warranties made by the Company set forth in Sections 4 and 5 hereof shall be as set forth in Section 9.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

Miscellaneous

                  7. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  8. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

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

                  9. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

                  10. Each of this Agreement and the Operative Agreements shall survive the conveyance of the Mortgage Loans and the assignment of the Operative Agreements (to the extent assigned hereunder) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the Operative Agreements.

                  11. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

                  12. In the event that any provision of this Agreement conflicts with any provision of the Operative Agreements with respect to the Mortgage Loans, the terms of this Agreement shall control.

                  13. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                            MAIA MORTGAGE FINANCE STATUTORY
                                              TRUST



                                            By: /s/ Karen Chang
                                                ---------------
                                            Name: Karen Chang
                                            Its:  Secretary



                                            BARCLAYS BANK PLC



                                            By: /s/ Michael Wade
                                                ----------------
                                            Name: Michael Wade
                                            Its:  Managing Director



                                            MORTGAGEIT, INC.



                                            By: /s/ Robert A. Gula
                                                ------------------
                                            Name: Robert A. Gula
                                            Its:  Chief Financial Officer

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                               PURCHASE AGREEMENT

                              [See Exhibit 99.18]

                                    EXHIBIT C

                                   SIDE LETTER



                                      C-1